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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT - JULY 17, 2003
                        (Date of Earliest Event Reported)



                                 SIX FLAGS, INC.

             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-9789



                 Delaware                                13-3995059
    ----------------------------------      ------------------------------------
         (State of Incorporation)           (I.R.S. Employer Identification No.)

        11501 Northeast Expressway
          Oklahoma City, Oklahoma                            73131
  --------------------------------------     -----------------------------------
 (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (405) 475-2500



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Item 7.       Financial Statements and Exhibits.
------        ---------------------------------

(c)      Exhibits.

              99.1     Press Release of Six Flags, Inc., dated July 17, 2003.

Item 9.       Regulation FD Disclosure (Information Furnished in this Item 9 is
--------      -----------------------------------------------------------------
              Furnished under Item 12).
              -------------------------

     In accordance with guidance from the Securities and Exchange Commission in Release No. 33-8126, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the
Securities   Exchange  Act  of  1934,  as  amended  (the  "Exchange   Act"),  or
incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On July 17, 2003, a news release was issued on the subject of second quarter consolidated earnings by Six Flags, Inc. The news release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of Six Flags' Quarterly Report on Form 10-Q. A copy of the press release relating to such announcement, dated July 17, 2003, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SIX FLAGS, INC.



                                       By:  /s/  James M. Coughlin
                                            ------------------------------------
                                            Name:   James M. Coughlin
                                            Title:  Vice President, General
                                                    Counsel and Assistant
                                                    Secretary

Date:  July 17, 2003


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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       ------------

99.1              Press Release, dated July 17, 2003.








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